PROSPECTUS

                        Hancock Horizon Family Of Funds


                                  MAY 31, 2004

                                 Burkenroad Fund

                                 CLASS A SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)


                 The Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

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ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Burkenroad Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                 Page

INVESTMENT STRATEGY AND PRINCIPAL RISKS
OF INVESTING                                        1

PERFORMANCE INFORMATION                             2

FUND FEES AND EXPENSES                              3

MORE INFORMATION ABOUT RISK                         4

MORE INFORMATION ABOUT FUND INVESTMENTS             5

INVESTMENT ADVISER                                  5

PORTFOLIO MANAGERS                                  6

PURCHASING, SELLING AND EXCHANGING
FUND SHARES                                         6

OTHER POLICIES                                     10

DIVIDENDS AND DISTRIBUTIONS                        11

TAXES                                              11

FINANCIAL HIGHLIGHTS                               12

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS            BACK COVER

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BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL  Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS Small capitalization common stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY  High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the Adviser believes have above average growth potential based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Aggressive investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------


INVESTMENT STRATEGY OF THE BURKENROAD FUND

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in common stocks and other equity securities. The Fund focuses on stocks of companies with small capitalizations (less than $1 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.


   BURKENROAD REPORTS

   The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. Burkenroad Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

   The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.


PRINCIPAL RISKS OF INVESTING IN THE BURKENROAD FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small

                                        1

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management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia, and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


                [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                                2002      -0.73%
                                2003      34.89%

                     BEST QUARTER            WORST QUARTER
                        20.95%                 -18.59%
                      (06/30/03)             (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/04 TO 3/31/04 WAS 11.33%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE RUSSELL 2000 INDEX AND THE LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                     SINCE INCEPTION
BURKENROAD FUND           1 YEAR   (DECEMBER 31, 2001)
--------------------------------------------------------
FUND RETURNS
BEFORE TAXES              27.80%         12.64%
FUND RETURNS AFTER
TAXES ON DISTRIBUTIONS    27.80%         12.50%
FUND RETURNS AFTER
TAXES ON DISTRIBUTIONS
AND SALES OF FUND SHARES  18.07%         10.74%
RUSSELL 2000 INDEX
(REFLECTS NO DEDUCTION
FOR FEES, EXPENSES,
OR TAXES)                 47.25%          8.21%
LIPPER SMALL-CAP VALUE
FUNDS CLASSIFICATION      42.88%         12.16%

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SIMPLY SPEAKING ...

   WHAT IS AN INDEX?

   AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 2000 INDEX IS A WIDELY-RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, AND REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.

   WHAT IS A LIPPER FUNDS CLASSIFICATION?

   A LIPPER FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION INVEST PRIMARILY IN COMPANIES WITH MARKET CAPITALIZATIONS LESS THAN $1 BILLION AT THE TIME OF PURCHASE. THE NUMBER OF FUNDS IN THE LIPPER FUNDS CLASSIFICATION VARIES.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                 CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)*    5.25%
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)              None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other Distributions
   (as a percentage of offering price)               None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                          None
Exchange Fee                                         None

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                       CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                     0.95%
Distribution and Service (12b-1) Fees        None
Other Expenses                               1.95%
                                            -----
Total Annual Fund Operating Expenses        2.90%*
Fee Waivers and Expense Reimbursements      (1.50)%
                                            -----
Net Expenses                                 1.40%

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP THE FUND'S ACTUAL TOTAL ANNUAL OPERATING EXPENSES FROM EXCEEDING THE NET EXPENSES SHOWN ABOVE FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS. OTHER EXPENSES INCLUDES SHAREHOLDER SERVICE FEES.

For more information about these fees, see "Investment Adviser."

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--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class A Shares of the Fund would be:


        1 YEAR     3 YEARS    5 YEARS   10 YEARS
         $660      $1,241     $1,847     $3,477

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

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MORE INFORMATION ABOUT
FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund's Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

Horizon Advisers (Adviser), an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2004, the Adviser managed approximately $394 million in assets while the Adviser and Hancock Bank managed approximately $1.3 billion in assets. The Adviser is entitled to receive an annual fee of 0.95% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2004, the Adviser received advisory fee (after waivers) as a percentage of the Fund's daily net assets of 0.00%.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of 0.03% of the Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING (12B-1) FEES. Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. (H.I.S., Inc.), acting as dealer in connection with the sale of Class A Shares of the Fund, will be entitled to receive a commission of up to the entire amount of the sales charge.

H.I.S., Inc., member NASD and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $20,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to 0.25% of average daily net assets attributable to Class A Shares.

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PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist for the Adviser. He has more than 34 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Portwood served in a similar capacity for First Commerce Corporation.

David Lundgren Jr., CFA, serves as Director of Equities and Research for the Adviser and is responsible for managing the Fund. He has more than 14 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation.

PURCHASING, SELLING AND
EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and Hancock Bank are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest in any Fund at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $500. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class A Shares automatically through regular deductions from your account in amounts of at least $100 per month.

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SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

--------------------------------------------------------------------------------
                                                    Your Sales
                                    Your Sales      Charge as a
                                    Charge as a     Percentage
                                  Percentage of     of Your Net
If your Investment is:            Offering Price    Investment
--------------------------------------------------------------------------------
Less than $50,000                     5.25%           5.54%
$50,000 but less than $100,000        4.50%           4.71%
$100,000 but less than $250,000       3.50%           3.63%
$250,000 but less than $500,000       2.50%           2.56%
$500,000 but less than $1,000,000     2.00%           2.04%
$1,000,000 and over                   0.00%           0.00%

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE --
CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o  through reinvestment of dividends and distributions;

o  through a H.I.S., Inc. asset allocation account;

o by persons repurchasing shares they redeemed within the last 30 days (see Repurchase of Class A Shares);

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by directors, employees and retirees of Hancock Bank and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;

o  by Trustees and officers of The Advisors' Inner Circle Fund II;

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must

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ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares or wish to close your account or send your sale proceeds to a third-party, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Fund receives your request.

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SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE (ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum for the Fund is $1,000. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (SEC). More information about this is in the Fund's Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Hancock Horizon Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Hancock Horizon Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES
EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund reasonably believes that the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, the Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

The SEC recently has proposed rules that set forth specific requirements for market timing policies and procedures for all mutual funds. The Fund intends to fully comply with these rules when they are adopted.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to assist in the deterrence of money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes its net investment income annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Under the provisions of recently enacted tax legislation, some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Fund will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent auditor. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-259-1926.

                                   Net Realized
                                        and
             Net                    Unrealized                                                              Net
            Asset        Net           Gain                   Dividends   Distributions      Total         Asset
           Value,     Investment     (Losses)                 from Net        from         Dividends      Value,
          Beginning     Income          on       Total from  Investment     Realized          and           End           Total
          of Period     (Loss)      Investments  Operations    Income         Gains      Distributions   of Period       Return+
------------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND(1)
CLASS A SHARES
2004++     $14.19       $(0.04)         $6.55       $6.51      $--       $   --          $   --          $20.70           45.88%
2003        15.05        (0.02)         (0.74)      (0.76)      --        (0.10)          (0.10)          14.19           (5.07)
2002        15.00        (0.01)          0.06        0.05       --           --              --           15.05            0.33



                                            Ratio of       Ratio of
              Net                             Net         Expenses
           Assets,          Ratio of       Investment     to Average
             End            Expenses      Income (Loss)   Net Assets        Portfolio
          of Period        to Average      to Average     (Excluding        Turnover
            (000)          Net Assets      Net Assets      Waivers)           Rate
---------------------------------------------------------------------------------------

2004++     $2,153              1.40%         (0.23)%          2.90%           21%
2003        1,064              1.40          (0.22)           3.44            28
2002          521              1.40          (0.89)           2.64             8


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
++  Per share data is calculated using average shares method.
(1) Fund commenced operations on December 31, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                      Notes

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

           More information about the Fund is available without charge through the following:

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
  The SAI dated May 31, 2004, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS
    These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:
                        BY TELEPHONE: Call 1-800-259-1926

                           BY MAIL: Write to the Fund
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                              Baton Rouge, LA 70808

    FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington,
       DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange
        Commission, Public Reference Section, Washington, DC 20549-0102.
    You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.
    The Advsors' Inner Circle Fund II's Investment Company Act registration number is 811-7102.

                               WALL STREET SAVVY,
                               MAIN STREET TOUCH.


                             HANCOCK HORIZON FUNDS
                    FOR MORE INFORMATION CALL 1.800.259.1926
                           WWW.HANCOCKHORIZONFUNDS.COM